                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934



Filed by the Registrant [x]
                         -
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[x]  Definitive Proxy Statement
 -
[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            Integral Systems, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
 -
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                            INTEGRAL SYSTEMS, INC.
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 26, 2000

TO THE STOCKHOLDERS OF INTEGRAL SYSTEMS, INC.:

      NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Integral Systems, Inc. (the "Company") will be held at Patuxent Greens Country Club, located at 14415 Greensview Drive, Laurel, Maryland at 6:00 p.m. on Wednesday, April 26, 2000, for the following purposes:

     1. To elect seven directors to serve for a term of one year or until their successors are duly elected and qualified;

     2. To ratify the appointment of Rubino & McGeehin, Chartered as independent accountants of the Company for the fiscal year ending September 30, 2000; and

     3. To consider and transact such other business as may properly and lawfully come before the Annual Meeting or any adjournment thereof.

     All of the foregoing is more fully set forth in the Proxy Statement accompanying this Notice.

     All stockholders are cordially invited to attend the Annual Meeting in person. IF YOU CANNOT ATTEND THE ANNUAL MEETING, PLEASE TAKE THE TIME TO PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE WE HAVE PROVIDED. If you attend the Annual Meeting and decide that you want to vote in person, you may revoke your proxy.

                                        By Order of the Board of Directors


                                        /s/ Thomas L. Gough
                                        --------------------
March 13, 2000                          Thomas L. Gough
Lanham, Maryland                        President

                             INTEGRAL SYSTEMS, INC.

                             5000 Philadelphia Way
                          Lanham, Maryland 20706-4417


                         Annual Meeting of Stockholders
                                 April 26, 2000

                     ------------------------------------
                                PROXY STATEMENT
                     ------------------------------------

                 Information Concerning Solicitation and Voting

General

     The enclosed proxy is solicited on behalf of Integral Systems, Inc. (the "Company") for the annual meeting of stockholders of the Company (the "Annual Meeting") to be held at 6:00 p.m. on Wednesday, April 26, 2000, at Patuxent Greens Country Club, located at 14415 Greensview Drive, Laurel, Maryland or any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting.

     These Proxy solicitation materials were mailed on or about March 20, 2000 to all stockholders entitled to vote at the meeting.

Record Date; Outstanding Shares

     Only stockholders of record at the close of business on March 13, 2000 (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting. The outstanding voting securities of the Company as of the Record Date consisted of 8,681,246 shares of common stock of the Company, par value $.01 per share (the "Common Stock"). For information regarding holders of more than 5% of the outstanding Common Stock, see "Security Ownership of Certain Beneficial Owners and Management."

Revocability of Proxies

     The enclosed Proxy is revocable at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. If a stockholder who has executed and returned a proxy is present at the Annual Meeting and wishes to vote in person, he or she may elect to do so and thereby suspend the power of the proxy holders to vote his or her proxy.

Voting and Solicitation

     Every stockholder of record on the Record Date is entitled, for each share held, to one vote on each proposal or item that comes before the meeting. All shares represented at the Annual Meeting by a proxy will be voted in accordance with the choices specified on the proxy. If no direction is given, proxies will be voted in accordance with the recommendations of the Board of Directors set forth in this Proxy Statement. In the election of directors (Proposal 1), a plurality of the votes cast at the Annual Meeting at which a quorum is present is sufficient to elect a director. Thus, each stockholder will be entitled to vote for seven nominees and the seven nominees with the greatest number of votes will be elected. The ratification of the independent auditors for the Company for the current year (Proposal 2) will require the affirmative vote of a
                    =
majority of the votes cast by the stockholders present in person or by proxy and entitled to vote at the Annual Meeting. Under

Maryland law, there are no appraisal or dissenter's rights with respect to any matter to be voted on at the Annual Meeting that is described herein.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telecopy or electronic mail.

Quorum; Abstentions; and Broker Non-Votes

     The presence, in person or by proxy, of the holders of a majority of the shares entitled to be voted generally at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. An abstaining vote and a broker "non-vote" (a broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item) are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares exists. For purposes of electing directors (Proposal 1) and the ratification of the selection of the Company's independent auditors (Proposal 2), abstentions and broker non-votes will not be treated as a vote cast and will not affect the outcome of such votes.

Deadline for Receipt of Stockholder Proposals

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 2001 annual meeting of stockholders must be received by the Company no later than November 22, 2000 in order that they may be included in the proxy statement and form of proxy relating to that meeting. If a stockholder intends to present a stockholder proposal at the 2001 annual meeting in a manner other than by the inclusion of the proposal in the Company's proxy statement and proxy relating to that meeting, unless the stockholder notifies the Company of such intention by February 4, 2001, the proxies named by the Company may exercise their discretionary voting authority on the matter in accordance with their best judgment. Any such stockholder proposal should be addressed to the Company's Secretary, Elaine M. Parfitt, and delivered to the Company's principal executive offices at 5000 Philadelphia Way, Lanham, Maryland 20706-4417.

Annual Report

     The Company's Annual Report to Stockholders on Form 10-KSB for the fiscal year ended September 30, 1999, is being mailed to stockholders with these Proxy solicitation materials. A copy of the Company's Annual Report, including the financial statements and the financial statement schedules included therein, is also available upon written request to the Company at 5000 Philadelphia Way, Lanham, Maryland 20706-4417, Attn: Elaine M. Parfitt, Corporate Secretary.

                             ELECTION OF DIRECTORS
                                  (Proposal 1)
General

     A Board of Directors consisting of seven directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote all of the proxies received by them for the Company's seven nominees. The seven directors nominated for election at the Annual Meeting are: Steven R. Chamberlain, Thomas L. Gough, Steven A. Carchedi, Dominic A. Laiti, R. Doss McComas, Bonnie K. Wachtel and John R. Murphy (collectively, the "Nominees").
In the event that any of the Nominees shall become unavailable, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any Nominee will be unavailable.

     The Bylaws of the Company provide that the number of members of the Board of Directors shall consist of between three and seven directors and that the exact number may be determined, within the foregoing limits, by the Board of Directors. At its meeting held on February 16, 2000, the Board of Directors determined that the number of directors of the Company shall be seven. Each director is elected for a one-year term at each annual meeting of the stockholders. Directors serve until the next annual meeting of stockholders or until successors have been duly elected and qualified. Officers are elected by the Board of Directors. Each officer holds office until his or her successor is elected or appointed and qualified or until his or her earlier resignation or removal.

     The terms of each of the elected directors will expire at the next annual meeting of stockholders or when their successors are elected and qualified.

     The Board of Directors Unanimously Recommends That Stockholders Vote "For" Each of the Nominees.

     Set forth below is certain information regarding the directors (including the Nominees) and executive officers of the Company.


Directors and Executive Officers:     Age    Position

Steven R. Chamberlain...............  44     Chairman of the Board, Chief
                                             Executive Officer and Director
Thomas L. Gough.....................  51     President, Chief Operating
                                             Officer and Director
Steven A. Carchedi..................  48     Executive Vice President,
                                             Business Development and Director
Elaine M. Parfitt...................  36     Vice President, Chief Financial
                                             Officer, Secretary and Treasurer
Patrick R. Woods....................  44     Vice President, Government Programs
Peter J. Gaffney....................  40     Vice President, Commercial Products
Bonnie K. Wachtel...................  44     Outside Director
Dominic A. Laiti....................  68     Outside Director
R. Doss McComas.....................  45     Outside Director
John R. Murphy......................  66     Outside Director

          Steven R. Chamberlain, 44, a Company founder, has been Chairman of the Board since June 1992, President since May 1988, and a Director since 1982. He served as Vice President from 1982 until he became President. From 1978 to 1982, OAO Corporation ("OAO") employed Mr. Chamberlain where he progressed from Systems Analyst to Manager of the Offutt Air Force Base field support office. Mr. Chamberlain holds a B.S. degree in Physics from Memphis State University and has done graduate work in Physics and Mathematics at Memphis State and the University of Maryland.

          Thomas L. Gough, 51, became a member of the Company's staff in January 1984. In March 1996, he was elected to the Board of Directors of the Company. He has served as President and Chief Operating Officer of the Company since June 1992. For three years before being named President, he served as Vice President and Chief Financial Officer. Prior to joining the Company, he was employed by Business and Technological Systems, Inc., serving initially as a Project Leader and later as the Software Systems Division Manager. From 1972 to 1977, he was employed by Computer Sciences Corporation, where he progressed from Programmer Analyst to Section Manager. Mr. Gough earned a B.S. degree from the University of Maryland, where he majored in Information Systems Management in the School of Business and Public Administration.

          Steven A. Carchedi, 48, joined the Company in 1991 and has served on the Board of Directors of the Company since February 2000. Mr. Carchedi was named Executive Vice President in August 1999, and had served as Vice President of Commercial Programs since 1994. Before joining the Company as a Vice President in 1991, Mr. Carchedi worked with the Company for two years as an independent business development consultant. Previously, he worked for Computational Engineering, Inc., where he held positions as a Mathematician, Program Manager, Vice President of Business Development, and Director. He currently serves on the Board of Directors for Horsesmouth, a company that specializes in Web-based training for the financial industry. Mr. Carchedi holds a B.S. degree in Mathematics from Wake Forest University and an M.A. degree in Mathematics from the University of Maryland.

          Elaine M. Parfitt, 36, joined the Company in 1983. She served as Staff Accountant/Personnel Administrator until January 1995, when she was promoted to Controller/Director of Accounting. In March 1997, Ms. Parfitt was appointed Vice President and Chief Financial Officer. In February 2000, she was appointed Secretary and Treasurer. She holds a B.S. degree in Accounting from the University of Maryland.

          Patrick R. Woods, 44, joined the Company in 1995 and has been Vice President, Government Programs, since May 1998. From 1996 to April 1998, Mr. Woods served as Vice President, NOAA Programs. From 1994 to 1995, he worked for Space Systems/Loral (SS/L), and from 1985 to 1994, he worked for the Lockheed Martin Corporation (formerly Loral Aerospace). Mr. Woods served as the Director of Mission Operations for both SS/L and the AeroSys Division of Loral Aerospace. While at Loral Aerospace, Mr. Woods received the NASA Public Service Group Achievement Award from NASA Administrator Admiral Richard Truly for his management of the Hubble Space Telescope control center development and launch support. Mr. Woods holds a B.S. in Public Administration and a M.P.A. in Public Management from Indiana University.

          Peter J. Gaffney, 40, joined the Company in 1986. In February 2000 Mr. Gaffney was appointed Vice President, Commercial Products. From May 1999 until February 2000, Mr. Gaffney served as Vice President, Commercial Division. From 1986 to 1992, he worked on simulators for the Company's DMSP and Tiros Programs. In 1992, he became a project manager for EPOCH 2000 ground systems programs, which included the Command and Range Generator project for GE Americom, the Loral Skynet Telstar 3,4, and 5 ground systems, and the Echostar 1,2,3 and 4 ground systems. Prior to joining Integral Systems, Mr. Gaffney was a design engineer for the General

Electric Co., where he worked on the DSCS, Milstar, Landsat, and Spot satellite programs. Mr. Gaffney graduated from the University of Maryland in 1981 with a B.S. in Electrical Engineering.

          Bonnie K. Wachtel, 44, has served as an outside director since May 1988. Since 1984, she has been Vice President, General Counsel and a Director of Wachtel & Co., Inc., an investment-banking firm in Washington, D.C. Ms. Wachtel serves as a Director of several corporations, including VSE Corporation and Information Analysis, Inc. She holds a B.A. and M.B.A. from the University of Chicago and a J.D. from the University of Virginia, and she is a Certified Financial Analyst.

          Dominic A. Laiti, 68, has served as an outside director of the Company since July 1995. Mr. Laiti is presently employed as an independent consultant and was President and Director of Globalink, Inc. from January 1990 to December 1994. He has over 26 years of experience in starting, building, and managing high-technology private and public companies with annual revenues from $2 million to over $120 million dollars. Mr. Laiti was President of Hadron, Inc. from 1979 to 1989, Vice President of Xonics, Inc. from 1972 to 1979, and Vice President of KMS Industries from 1968 to 1972. He is a Director of Energy Recovery, Inc. and former director of United Press International, Saturn Chemicals Company, Hadron, Inc., Telecommunications Industries, Inc., MAXXAM Technology, Inc. and Jupiter Technology, Inc.

          R. Doss McComas, 46, joined the Board as an outside director in July 1995. He is President of Fortel Technologies Inc., a manufacturer of antennas and Internet Wireless Services, Inc., a manufacturer and integrator of internet, cellular and wireless local loop systems. Previously, he was Chairman of Plexsys International and held positions with COMSAT RSI and Radiation Systems, Inc., including Group Vice President, Vice President of Acquisitions, Strategic Planning and International Marketing, and General Counsel. He holds a B.A. degree from Virginia Polytechnic Institute, an M.B.A. from Mt. Saint Mary's, and a J.D. from Gonzaga University.

          John R. (Reg) Murphy, 66, was elected to the Board as an outside director in February 2000. He is Vice Chairman of the National Geographic Society based in Washington, D.C. He was President and CEO of the Society from 1995 to 1998. Prior to National Geographic, he was the publisher and CEO of the Baltimore Sun and a member of the Times Mirror Management Committee. Mr. Murphy has also been the Editor of the Atlanta Constitution, and Editor and Publisher of the San Francisco Examiner. He is a past President of the United States Golf Association and Chairman of its Centennial Celebration Committee. Mr. Murphy is on the Board of Directors of The Omnicom Group, Provant, Inc., MSD&T Funds, Arbos Inc., Saxotech, and Asia Foundation. He is also President of Caves Valley Golf Club in Baltimore, Maryland and a Trustee of Mercer and Brenau Universities.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership of the Company's Common Stock with the Securities and Exchange Commission and Nasdaq. Based on a review of the copies of such reports, the Company believes that during the fiscal year ending September 30, 1999 its executive officers, directors and greater than ten percent stockholders filed on a timely basis all reports due under Section 16(a) of the Exchange Act, with the following exceptions: Carroll Dudley, a former executive officer of the Company, inadvertently filed late a Form 3; Steven Carchedi, an executive officer of the Company, inadvertently filed late a Form 4 for January 1999, reporting two transactions; Dominic Laiti, an outside director of the Company, inadvertently filed late a Form 4 for August 1999 reporting one transaction.

Board of Directors and Committees

          The Board of Directors met four (4) times in the fiscal year ended September 30, 1999. Each of the directors attended at least 75% of all meetings of the Board of Directors. The Company has an Audit Committee, a Stock Option Committee and a Compensation Committee. The Audit Committee, the Stock Option Committee and the Compensation Committee held their meetings concurrently with the meetings of the Board of Directors. The Company does not have a nominating committee.

          The Audit Committee, Compensation Committee and Stock Option Committee are comprised of Dominic A. Laiti, R. Doss McComas and Bonnie Wachtel, each a non-employee director.

          The Stock Option Committee administers the Company's 1988 Stock Option Plan, as amended and restated effective May 8, 1998 (the "Stock Option Plan"). The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plan and results of the audit engagement, reviews the independence of the Company's public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Compensation Committee determines the salary and bonus for the Chief Executive Officer, and makes recommendations regarding compensation levels for other officers of the Company.

Director Compensation

          Directors who are employees of the Company do not receive any compensation for their service as directors. The Company pays each director who is not an employee of the Company an aggregate of $10,000 per year for their services, which amount is paid in equal quarterly installments. Outside directors are also annually granted options to purchase 10,000 shares of the Company's common stock pursuant to the Stock Option Plan.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of February 18, 2000, by
(i) each person known by the Company to beneficially own more than five percent of the outstanding shares of Common Stock, (ii) each Nominee, director and executive officer of the Company and (iii) all executive officers and directors as a group. Except as indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned. Except as indicated, the address of each of the persons named in the table is that of the Company's principal executive offices.

         Security Ownership of Certain Beneficial Owners and Management

                                                       Amount and Nature of             Percent
Name and Address of Beneficial Owner                     Beneficial Owner              of Class
------------------------------------------------ -----------------------------------  -----------
Chartwell Capital Investors II LP                        555,556                          6.4%
One Independent Drive
Suite 3120
Jacksonville, FL 32202

Executive Officers, Directors, and Nominees
Steven R. Chamberlain                                    409,905 (1)                      4.7%
Thomas L. Gough                                          169,600 (2)                      2.0%
Steven A. Carchedi                                       101,150 (3)                      1.2%
Elaine M. Parfitt                                         14,400 (4)                        *
Patrick R. Woods                                           2,400 (5)                        *
Peter J. Gaffney                                          30,600 (6)                        *

Bonnie K. Wachtel                                         41,400 (7)                        *
  1101 Fourteenth Street, N.W.
  Suite 800
  Washington, D.C. 20036

Dominic A. Laiti                                               0                            *
  12525 Knoll Brook Drive
  Clifton, Va. 22024

R. Doss McComas                                           16,000 (8)                        *
  409 Biggs Drive
  Front Royal, Va. 22630

John R. Murphy                                             2,000                            *
  Cottage 448
  West 31st Street
  Sea Island, GA. 31561

All Directors, Executive Officers and Nominees
 as a group. (10 persons).                               787,455                          8.9%


 .    *Less than one percent of the Common Stock outstanding.

(1) Includes outstanding options to purchase 93,400 shares of Common Stock which are exercisable within 60 days.
(2) Includes outstanding options to purchase 20,000 shares of Common Stock which are exercisable within 60 days.
(3) Includes outstanding options to purchase 35,150 shares of Common Stock which are exercisable within 60 days.
(4) Includes outstanding options to purchase 5,000 shares of Common Stock which are exercisable within 60 days.
(5) Includes outstanding options to purchase 2,400 shares of Common Stock which are exercisable within 60 days.
(6) Includes outstanding options to purchase 27,600 shares of Common Stock which are exercisable within 60 days.
(7) Includes outstanding options to purchase 15,000 shares of Common Stock which are exercisable within 60 days.
(8) Includes outstanding options to purchase 16,000 shares of Common Stock which are exercisable within 60 days.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

          The following table presents certain information concerning compensation earned for services rendered in all capacities to the Company for the fiscal years ended September 30, 1997, 1998 and 1999 by the Chief Executive Officer and each of the other four most highly compensated individuals of the Company whose salaries and bonuses exceeded $100,000 and who were executive officers at the time (the "Named Officers").

                           Summary Compensation Table

                                                 Annual Compensation               Long-Term Compensation
                                             ===========================  =========================================
                                                                                 Awards               Payouts
                                                                          ----------------  -----------------------
                                                                             Number of
                                                                              Shares
                                                                             Underlying            All Other
  Name and Principal Position       Year        Salary         Bonus           Options            Compensation (1)
--------------------------------  ---------  -------------  ------------   ----------------  -----------------------
Chief Executive Officer
Steven R. Chamberlain               1999       $187,862       $65,000            20,000              $19,066
                                    1998       $140,120       $30,000                 0              $13,847
                                    1997       $117,088       $13,000                 0              $11,639

Chief Operating Officer and
 President
Thomas L. Gough                     1999       $167,545       $35,000                 0              $16,885
                                    1998       $125,251       $20,000                 0              $12,357
                                    1997       $106,242       $11,000                 0              $10,508

Executive Vice President
 Business Development
Steven A. Carchedi                  1999       $162,476       $35,000            12,000              $16,092
                                    1998       $122,432       $20,000                 0              $11,092
                                    1997       $103,701       $11,000                 0              $10,136

Vice President, Commercial
 Products
Steven K. Kowal                     1999       $157,386       $12,000             8,000              $15,695
                                    1998       $119,672       $12,000                 0              $11,711
                                    1997       $102,257       $10,000                 0              $10,001

Vice President, Government
Programs
Patrick R. Woods                    1999       $156,119       $30,000            12,000              $16,799
                                    1998       $117,284       $15,000                 0              $12,382
                                    1997       $104,857       $ 8,000                 0              $ 9,674

_________________
(1) All Other Compensation represents employer pension contributions. It does not include the value of insurance premiums paid by or on behalf of the Company with respect to term life insurance for the benefit of each identified individual in the approximate amounts of $594, $584 and $435 in fiscal 1999, 1998 and 1997, respectively.

                       OPTION GRANTS IN LAST FISCAL YEAR

------------------------------------------------------------------------------------------------------------------------
                                                   Individual Grants
------------------------------------------------------------------------------------------------------------------------
                                          Number of         Percent of Total         Exercise/Base        Expiration
                                          Securities             Options                 Price               Date
                                          Underlying           Granted to              ($/Share)
                Name                       Options            Employees in
                                           Granted             Fiscal Year
------------------------------------------------------------------------------------------------------------------------
CEO
Steven R. Chamberlain                       20,000                  7%                  $18.88                2004

EXECUTIVE VP BUSINESS DEVELOPMENT
Steven A. Carchedi                          12,000                  4%                  $18.88                2004

VP COMMERCIAL PRODUCTS
Steven K. Kowal                              8,000                  3%                  $18.88                2004

VP GOVERNMENT PROGRAMS
Patrick R. Woods                            12,000                  4%                  $18.88                2004

    Fiscal Year 1999 Stock Option Exercises and Year-End Option Values

          Steven A. Carchedi exercised a total of 63,000 options, consisting of 21,000 Non-Statutory Stock Options and 42,000 Incentive Stock Options. Thomas
L. Gough exercised 6,000 Incentive Stock Options. No other Named Officer exercised options during the fiscal year ended September 30, 1999.


   Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

-----------------------------------------------------------------------------------------------------------------------------------
                          Shares
                        Acquired on     Value              Number of Securities Underlying           Value of Unexercised
     Name               Exercise (#)    Realized ($)        Unexercised Options at Sept. 30,     "In-the-Money" Options at Sept.
                                                                  1999                                   30, 1999 (1)
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Exercisable      Unexercisable       Exercisable       Unexercisable
-----------------------------------------------------------------------------------------------------------------------------------
Steven R.                     0              0                 104,400             50,600        $2,644,632           $960,358
    Chamberlain
-----------------------------------------------------------------------------------------------------------------------------------
Thomas L. Gough           6,000       $ 58,980                  22,000             24,000        $  546,260           $595,920
-----------------------------------------------------------------------------------------------------------------------------------
Steven A. Carchedi       63,000       $959,508                  51,750             29,250        $1,305,068           $550,643
-----------------------------------------------------------------------------------------------------------------------------------
Steven K. Kowal               0              0                  18,000             14,000        $  453,060           $230,020
-----------------------------------------------------------------------------------------------------------------------------------
Patrick R. Woods              0              0                       0             12,000        $        0           $118,500
-----------------------------------------------------------------------------------------------------------------------------------

   (1) Value for "In the Money" options represents the difference between the exercise prices of outstanding options and the fair market value of the Company's Common Stock of $28.75 per share at September 30, 1999.

Employment Agreements

          There are no employment agreements in effect with respect to any directors or executive officers of the Company.

Compensation Pursuant to Plans

          The Compensation Committee determines the annual bonuses and salary awarded to Steven R. Chamberlain. The Compensation Committee also makes recommendations regarding compensation levels for other officers of the Company to Steven R. Chamberlain, who determines the annual bonuses and salaries awarded to such officers on a discretionary basis. Currently, no formal plan exists for determining bonus amounts. Prior to the formation of the Compensation Committee, the functions currently performed by such committee were performed by the Board of Directors as a whole.

          Effective October 1, 1987, the Company established a 401(k) pension and profit sharing plan under Section 401 of the Internal Revenue Code. Under the pension plan and the profit sharing plan, the Company contributes annually an aggregate amount equal to 5% of an eligible employee's salary to the plans and may make additional contributions of up to 7% of an eligible employee's salary. The employee may contribute up to an additional 10% as salary deferral. In each of fiscal years 1999 and 1998, the Company contributed a total of 11% of eligible employees' salaries to both plans.

Stock Option Plan

          Effective May 25, 1988, the Company established the Stock Option Plan, as amended and restated in 1994 and 1998, to create additional incentives for the Company's employees, consultants and directors to promote the financial success of the Company. The Stock Option Committee has the authority to select full-time employees, directors or consultants to receive awards of options for the purchase of stock of the Company under this plan. The maximum number of shares of Common Stock which may be issued pursuant to the Stock Option Plan was increased from 1,200,000 to 1,800,000 during fiscal year 1998. Options to purchase a total of 296,840 shares of Common Stock were granted and options to purchase 140,656 shares of Common Stock were exercised during fiscal year 1999. The total number of shares of Common Stock subject to options issued and outstanding as of January 31, 2000 was 767,810. Pursuant to the Stock Option Plan, options may be incentive stock options within the meaning of Section 422 of the Internal Revenue Code or nonstatutory stock options, although incentive stock options may be granted only to employees.

Termination of Employment and Change of Control Termination

          The Company has no compensatory plan or arrangement with respect to any individual named in the Summary Compensation Table which results or will result from the resignation, retirement or any other termination of that individual's employment with the Company or its subsidiaries or from a change in control of the Company or a change in the individual's responsibilities following a change in control.



 RATIFICATION OF THE APPOINTMENT OF RUBINO & MCGEEHIN, CHARTERED AS INDEPENDENT
                            ACCOUNTANTS (PROPOSAL 2)

          Management has selected Rubino & McGeehin, Chartered as the independent accountants to audit the books, records and accounts of the Company for the current fiscal year ending September

30, 2000. Rubino & McGeehin, Chartered has audited the Company's financial statements since 1984.

          A representative of Rubino & McGeehin, Chartered is expected to be present at the Annual Meeting and will have the opportunity to make a statement, and will be available to answer questions from stockholders.

The Board of Directors Unanimously Recommends A Vote "For" Ratification of the Appointment of Rubino & McGeehin, Chartered as the Company's Independent Accountants.


                                 OTHER MATTERS

          There is no reason to believe that any other business will be presented at the Annual Meeting; however, if any other business should properly and lawfully come before the Annual Meeting, the proxies will vote in accordance with their best judgment in such matters pursuant to discretionary authority granted in the proxy.


                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Thomas L. Gough
                                        --------------------
March 13, 2000                          Thomas L. Gough
Lanham, Maryland                        President and Chief Operating Officer

                                  PROXY CARD

                             INTEGRAL SYSTEMS, INC.
                             5000 Philadelphia Way
                          Lanham, Maryland 20706-4417

     The undersigned hereby appoints Elaine Parfitt and Albert Alderete, or either of them, as proxies with full powers of substitution, to vote all shares of the Common Stock of Integral Systems, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on April 26, 2000 (the "Annual Meeting") and at any adjournment thereof, upon the items described in the Proxy Statement. The undersigned acknowledges receipt of notice of the meeting and the Proxy Statement.

A. PROPOSAL BY THE COMPANY FOR THE ELECTION OF DIRECTORS (PROPOSAL NO. 1)

       [ ]   FOR  all nominees listed below      [ ]  WITHHOLD AUTHORITY for
             (except as marked to the contrary        all nominees listed below
             below)

   Nominees: Steven R. Chamberlain, Thomas L. Gough, Steven A. Carchedi, Dominic
A. Laiti, R. Doss McComas, Bonnie K. Wachtel and John R. Murphy.

   INSTRUCTION: To withhold authority to vote for any individual nominee(s), PRINT THAT NOMINEE(S)'S NAME:_______________________________

B. PROPOSAL BY THE COMPANY TO RATIFY THE APPOINTMENT OF RUBINO & McGEEHIN,
                                                                         =
   CHARTERED AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2000 (PROPOSAL NO. 2)

              FOR                 AGAINST                     ABSTAIN
              [ ]                  [ ]                          [ ]

C. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

              FOR                 AGAINST                     ABSTAIN
              [ ]                  [ ]                          [ ]

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. YOU MAY ALSO RETURN A COPY OF THIS PROXY CARD TO THE COMPANY BY FACSIMILE, BUT YOU MUST ALSO RETURN THE EXECUTED PROXY CARD IN THE ENCLOSED ENVELOPE. THE COMPANY'S FACSIMILE NUMBER IS 301-731-9606.

This Proxy, when properly executed, will be voted as directed herein. If no instructions are given, the shares represented by this proxy will be voted "FOR" all of the nominees and proposals set forth in proposals No. 1 and No. 2 and in the discretion of the proxy holders as to other Business.

      Please date and sign this proxy exactly as your name appears hereon.

_______________________             ______________________________
Number of Shares                    Print Name

_______________________             ______________________________
Date                                Signature of Owner

                                    ____________________________________________
                                    Additional Signature of Joint Owner (if any)

                                        If stock is jointly held, each joint
                                        owner should sign. When signing as
                                        attorney-in-fact, executor,
                                        administrator, trustee, guardian,
                                        corporate officer or partner, please
                                        give full title.